Exhibit 99

                                      NGSE
                        NATURAL GAS SERVICES GROUP, INC.

FOR IMMEDIATE RELEASE                                                       NEWS
November 4, 2003                                              Amex - NGS, NGS.WS


             NATURAL GAS SERVICES GROUP ANNOUNCES THIRD QUARTER AND
                         NINE MONTHS FINANCIAL RESULTS

          20% Increase In Revenue For The Three Months to $3.7 Million
           13% Increase In Revenue For The Nine Months to $9.2 Million

MIDLAND, Texas, November 4, 2003 - Natural Gas Services Group, Inc. (AMEX:NGS), a leading provider of equipment and services to the natural gas and oil industry, announces its financial results for the third quarter and nine months ended September 30, 2003.

Revenue for the third quarter ended September 30, 2003, increased 20% to $3,699,556 as compared to $3,081,384 for the same period in 2002. Revenue for the nine months ended September 30, 2003, increased 13% to $9,264,116 as compared to $8,200,940 for the same period in 2002. The increase in revenue during the third quarter and nine months reflects an increase in revenue from the rental of natural gas compressor units and a slight increase in service and maintenance revenue.

Net income for the three months ended September 30, 2003, increased 4% to $ 384,407 or $.07 per share (diluted), as compared to net income of $368,932 or $.08 per share (diluted) for the same period in 2002. Net income for the nine months ended September 30, 2003, increased 15% to $817,442 or $.14 per share (diluted), as compared to net income of $708,041 or $.15 per share (diluted) for same period in 2002. Earnings Per Share were affected by the increase of 1.5 million shares for the initial public offering in the fourth quarter of 2002.

EBITDA (see discussion of EBITDA at the end of this release) increased 13% to $1,300,933 for the three months ended September 30, 2003, versus $1,150,993 for the same period in 2002. EBITDA increased 12% to $3,164,915 for nine months ended September 30, 2003, versus $2,830,105 for the same period in 2002.

NGS's rental fleet grew by 35% during the nine months ended September 30, 2003. The Company ended the quarter with 371 compressor packages in its rental fleet, up from 274 units at September 30, 2002.

Wayne Vinson, President and CEO of Natural Gas Services Group, Inc. said, "We are pleased with our quarter-over-quarter growth. Our Year-To-Date financials are strong and getting stronger.
Here are some key indicators comparing September 2002 to September 2003:

         Services and Maintenance income up 13% to $1.3 million Leasing income up 55% to $5 million. Operating income up 18% to $1.9 million.
         Net income up 15% to $817,442.
         EBITDA up 12% at $3.2 million.
         Diluted Earnings Per Share at $.14.

As the third quarter and nine months financial results show, our core leasing business remains quite profitable. We have been able to do this by delivering a high-value product to the small to mid-sized compressor market that meets their critical needs. As we continue to focus on the execution of our marketing and sales strategies, we are pleased with the increasing acceptance of our products and the acceleration of new account penetration. We have a strong balance sheet, a healthy backlog and are on track for a successful fourth quarter and fiscal year 2004. We remain extremely optimistic about our prospects for continued growth."

About Natural Gas Services Group, Inc. (NGS)
NGS manufactures, fabricates, sells, leases and services natural gas compressors that enhance the production of oil and gas wells. The Company also manufactures and sells flare systems and flare ignition systems for plant and production facilities.

For More Information, Contact:             Wayne Vinson, CEO or Wallace Sparkman
                                           800-580-1828
                                           Jim Drewitz, Investor Relations
                                           972-355-6070

                                       Or

                  visit the Company's website at www.ngsgi.com

"EBITDA" reflects net income or loss before interest, taxes, depreciation and amortization. EBITDA is a measure used by analysts and investors as an indicator of operating non-cash charges and financing costs. Therefore, EBITDA gives the investor information as to the cash generated from the operations of a business. However, EBITDA is not a measure of financial performance under accounting principles generally accepted in the United States of America ("GAAP"), and should not be considered a substitute for other financial measures of performance. EBITDA as calculated by NGS may not be comparable to EBITDA as calculated and reported by other companies. The most comparable GAAP measure to EBITDA is net income. The reconciliation of EBITDA to net income is as follows:


                                     Three months ended Sept. 30,     Nine months ended Sept. 30,
                                     ----------------------------    ----------------------------

                                         2003            2002            2003            2002
                                     ------------    ------------    ------------    ------------
EBITDA                               $  1,300,933    $  1,150,993    $  3,164,915    $  2,830,105
     Adjustments to reconcile
     EBITDA to net income:
     Amortization and depreciation       (455,563)       (301,493)     (1,235,118)       (839,093)
     Interest expense                    (170,971)       (273,568)       (500,760)       (796,408)
     Provision for income tax            (289,992)       (207,000)       (611,595)       (486,563)
                                     ------------    ------------    ------------    ------------
Net income                           $    384,407    $    368,932    $    817,442    $    708,041
                                     ============    ============    ============    ============


                    ........................................


Except for historical information contained herein, the statements in this release are forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties, which may cause NGS's actual results in future periods to differ materially from forecasted results. Those risks include, among other things, the loss of market share through competition or otherwise; the introduction of competing technologies by other companies; a prolonged, substantial reduction in oil and gas prices which could cause a decline in the demand for NGS's products and services; and new governmental safety, health and environmental regulations which could require NGS to make significant capital expenditures. The forward-looking statements included in this press release are only made as of the date of this press release, and NGS undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. A discussion of these factors is included in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission.

                        Natural Gas Services Group, Inc.
                           Consolidated Balance Sheet
                                   (unaudited)
                               September 30, 2003

                                     ASSETS
Current Assets:
   Cash and cash equivalents                                         $   258,276
   Accounts receivable - trade                                         1,584,767
   Inventory                                                           2,546,683
   Prepaid expenses                                                      130,344
                                                                     -----------
   Total current assets                                                4,520,070

Lease equipment, net                                                  17,537,997
Other property, plant and equipment, net                               2,779,335
Goodwill, net of accumulated amortization                              2,589,655
Patents, net of accumulated amortization                                 120,812
Other assets                                                              79,200
                                                                     -----------
         Total assets                                                $27,627,069
                                                                     ===========

                      LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
   Current portion of long term debt and capital lease               $ 2,342,151
   Accounts payable and accrued liabilities                            1,411,129
   Unearned Income                                                       492,271
                                                                     -----------
         Total current liabilities                                     4,245,551

Long term debt and capital lease, less current portion                 6,273,100
Subordinated notes, net                                                1,393,104
Deferred income tax payable                                            1,773,202
                                                                     -----------
              Total liabilities                                       13,684,957
                              SHAREHOLDERS' EQUITY
Preferred stock                                                            3,437
Common stock                                                              50,221
Paid in capital                                                       11,183,715
Retained earnings                                                      2,704,739
                                                                     -----------
         Total shareholders' equity                                   13,942,112
                                                                     -----------
         Total liabilities and shareholders' equity                  $27,627,069
                                                                     ===========



The accompanying notes are an integral part of the consolidated balance sheet.


                        Natural Gas Services Group, Inc.
                         Consolidated Income Statements
                                   (unaudited)

                                              Three months ended Sept 30     Nine months ended Sept 30
                                              --------------------------    --------------------------
                                                  2003           2002           2003           2002
                                              -----------    -----------    -----------    -----------
Revenue:
   Sales                                      $ 1,372,248    $ 1,438,069    $ 2,877,358    $ 3,749,300
   Service and maintenance                        452,714        439,522      1,346,597      1,191,580
   Leasing income                               1,874,594      1,203,793      5,040,161      3,260,060
                                              -----------    -----------    -----------    -----------
                                                3,699,556      3,081,384      9,264,116      8,200,940
Cost of revenue:
   Cost of sales                                1,008,771        963,035      2,155,568      2,543,287
   Cost of service and maintenance                290,008        373,594        961,237      1,012,843
   Cost of leasing                                545,309        329,850      1,313,093        916,149
                                              -----------    -----------    -----------    -----------
                                                1,844,088      1,666,479      4,429,898      4,472,279
                                              -----------    -----------    -----------    -----------
Gross Margin                                    1,855,468      1,414,905      4,834,218      3,728,661
Operating Cost:
   Selling expense                                159,870        134,786        484,421        378,456
   General and administrative expense             395,918        276,523      1,186,922        877,010
   Amortization and depreciation                  455,563        301,493      1,235,118        839,093
                                              -----------    -----------    -----------    -----------
                                                1,011,351        712,802      2,906,461      2,094,559
                                              -----------    -----------    -----------    -----------
Operating income                                  844,117        702,103      1,927,757      1,634,102

   Interest expense                              (170,971)      (273,568)      (500,760)      (796,408)
   Equity in earnings of joint venture               --          132,081           --          339,684
   Other income                                     1,253         15,316          2,040         17,226
                                              -----------    -----------    -----------    -----------
Income before income taxes                        674,399        575,932      1,429,037      1,194,604
   Income tax expense                             289,992        207,000        611,595        486,563
                                              -----------    -----------    -----------    -----------
Net income                                        384,407        368,932        817,442        708,041
   Preferred dividends                             30,530         31,009         92,550        106,624
                                              -----------    -----------    -----------    -----------
Net income available to common shareholders
                                              $   353,877    $   337,923    $   724,892    $   601,417
                                              ===========    ===========    ===========    ===========

         Earnings per share:
         Basic                                $      0.07    $      0.10    $      0.15    $      0.18
         Diluted                              $      0.07    $      0.08    $      0.14    $      0.15
         Weighted average shares:
         Basic                                  4,995,713      3,357,632      4,910,062      3,357,632
         Diluted                                5,389,673      4,091,862      5,208,096      4,136,709
                                              -----------    -----------    -----------    -----------
              EBITDA                          $ 1,300,933    $ 1,150,993    $ 3,164,915    $ 2,830,105
                                              -----------    -----------    -----------    -----------


The accompanying notes are an integral part of the consolidated income statements.


                        Natural Gas Services Group, Inc.
                      Consolidated Statements of Cash Flows
                                   (unaudited)
                                                                                  Nine Months           Nine Months
                                                                                     Ended                 Ended
                                                                              September 30, 2003    September 30, 2002
                                                                              ------------------    ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net Income                                                                 $          817,442    $          708,041
      Adjustments to reconcile net income to net cash used in
      operating activities:
      Depreciation and amortization                                                    1,235,120               839,093
      Deferred taxes                                                                     602,202               486,563
      Amortization of debt issuance costs                                                 48,717                48,717
      Warrants Issued for debt guarantee                                                    --                  42,025
      Equity in earnings of joint venture                                                   --                (339,684)
      Gain on disposal of assets
                                                                                          10,547               (15,066)
      Changes in operating assets:
      Trade and other receivables                                                       (938,817)              246,047
      Inventory and work in progress                                                  (1,000,735)             (191,713)
      Prepaid expenses and other                                                          42,958               (85,097)
      Changes in current liabilities:
      Accounts payable and accrued liabilities                                           708,971               157,906
      Deferred income                                                                    174,710                74,129
      Other                                                                              (60,436)              (26,209)
                                                                              ------------------    ------------------
  NET CASH PROVIDED BY OPERATING ACTIVITIES                                            1,640,679             1,944,752
                                                                              ------------------    ------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of property and equipment                                                 (5,900,453)           (3,025,780)
   Acquisition of remaining interest in joint venture, net of cash acquired              242,753                  --
   Proceeds from sale of property and equipment                                          112,500
                                                                                                                40,000
   Decrease in lease receivable                                                          210,512                62,543
   Distribution from equity method investee                                               49,090               260,868
                                                                              ------------------    ------------------
  NET CASH USED IN INVESTING ACTIVITIES                                               (5,285,598)           (2,662,369)
                                                                              ------------------    ------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Net proceeds from bank loans and line of credit                                     2,649,811             1,853,386
   Repayments of long term debt                                                       (1,583,951)             (647,004)
   Deferred offering costs                                                                  --                (250,937)
   Proceeds from stock offering, net of offering cost                                       --                  12,724
   Dividends paid on preferred stock                                                     (92,550)              (75,613)
   Proceeds from exercise of warrants                                                    216,247
                                                                                                                    43
                                                                              ------------------    ------------------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                              1,189,557               892,599
                                                                              ------------------    ------------------
NET CHANGE IN CASH AND CASH EQUVALENTS                                                (2,455,362)              174,982
CASH AT BEGINNING OF PERIOD                                                            2,713,638               512,669
                                                                              ------------------    ------------------
CASH AT END OF PERIOD                                                         $          258,276    $          687,651
                                                                              ==================    ==================

SUPPLEMENTAL DICLOSURE OF CASH FLOW INFORMATION:
      Interest paid                                                           $          500,760    $          796,408
      Income taxes paid                                                       $             --      $             --


The accompanying notes are an integral part of the consolidated income statements.





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